Chase Home Lending Mortgage Trust 2024-RPL2 ABS-15G

Exhibit 99.1 - Schedule 1

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services described below on conforming and non-conforming residential mortgages acquired from various parties. The review was conducted on behalf of JPMorgan Chase Bank N.A. (“Client”) during multiple transactions via files imaged and provided by JPMorgan Chase Bank, National Association for review (the “Review”).

The loans in the Review carried origination dates between October 2002 and February 2008.

(2) Sample size of the assets reviewed.

The Review was conducted on forty-one (41) mortgage loans with an aggregate original principal balance of approximately $14.887 million.

The mortgage loan review sample was broken down into the following review scopes:

▪	“Compliance Review”: 41 mortgage loans
▪	“Payment History Review”: 39 mortgage loans
▪	“Servicing Comment Review”: 38 mortgage loans
▪	“Title Review”: 41 mortgage loans
▪	“Data Integrity”: 41 mortgage loans

(3) Determination of the sample size and computation.

AMC is not aware of the overall sample size for the securitization as the Review only covered the portion of the loans in the securitization reviewed by AMC.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the bid tape provided by Client to the data found in the actual file as captured by AMC. This comparison, when data was available, included the following data fields:

# of Units	Interest Only	Original Interest Rate
Appraised Value	Interest Rate Change Frequency	Original Loan Amount
Borrower First Name	Interest Rate Life Cap	Original LTV
Borrower Full Name	Interest Rate Life Max	Original P&I
Borrower Last Name	Interest Rate Life Min	Original PITI
Borrower SSN	Lien Position	Original Term
Broker	LTV Valuation Value	Payment Change Frequency
City	Margin	PMI Coverage %
Coborrower First Name	Maturity Date	Property Type
Coborrower Last Name	Neg Am	Purpose
Coborrower SSN	Next Interest Rate Change Date	Refi Purpose
First Interest Rate Change Date	Next Payment Change Date	Rounding Factor
First Payment Change Date	Note Date	State
First Payment Date	Occupancy	Street
Index Type	Original CLTV	Zip

Additionally, AMC verified (i) listed borrowers signed documents requiring signature, (ii) borrowers signing documents were eighteen (18) years or older at the time of the mortgage loan origination, (iii) that all riders required by the terms of the mortgage and mortgage note were attached to the respective document, and (iv) that social security numbers across documents were consistent.

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(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

Not applicable.

(6) Value of collateral securing the assets: review and methodology.

Not applicable.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by AMC.

AMC reviewed each mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

FOR APPLICATION DATES BEFORE JANUARY 10, 2014 (41 Mortgage Loans)

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period; and
vi)	any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;
b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s);
c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and

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ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;
d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements;

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable.
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;
ii)	determination that the loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing.

(III) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

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(V) Federal and state specific late charge and prepayment penalty provisions;

(VI) Document Review

AMC reviewed each mortgage loan file and verified if the following documents, if applicable, for the Review scope in question at the time of review, were included in the file and if the data on these documents was consistent:

▪	Initial application (1003);
▪	Final application (1003);
▪	Note;
▪	Appraisal;
▪	Sales contract;
▪	Title/Preliminary Title;
▪	Initial TIL;
▪	Final TIL;
▪	Final HUD-1;
▪	Initial and final GFE’s;
▪	Right of Rescission Disclosure;
▪	Mortgage/Deed of Trust;
▪	Mortgage Insurance;
▪	Tangible Net Benefit Disclosure;
▪	FACTA disclosures; and
▪	Certain other disclosures related to the enumerated tests set forth herein.

(8) Other: review and methodology.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

Collection Comment Review: AMC performed a collection comment review utilizing individual mortgage loan collection comments provided by the servicers in order to provide a brief summary outlining current performance status, the borrower’s ability to pay, relative future/current risk (including hardship, life changes, etc.), possible servicer remedies, loss mitigation efforts, and modifications.

Payment History Review: AMC performed a review utilizing individual mortgage loan payment history reports provided by the servicers. Using the MBA methodology, AMC created a payment string using a 36 month look back period for each mortgage loan within the payment history population.

Title Review: As requested by the Client, a title review was included in SitusAMC’s scope of review. To facilitate this review, the Client provided SitusAMC with identifying data on the population of mortgage loans. Data provided by the client, included mortgage loan and servicer identification numbers as well as subject property address, borrower names, origination date, original mortgage loan amount for the subject mortgage and title policies from origination as it relates to the subject mortgage. Using the data provided, SitusAMC ordered a current owner’s title search on these mortgage loans through a service provider. Upon receipt and review of the current owner’s title search results, SitusAMC identified whether or not the subject mortgage was of record, whether any deed vesting concerns of substance were present, and whether the title search report revealed any liens and/or judgments which could affect the seniority of the subject mortgage, including potentially superior post origination liens and/or judgments such as Property Tax Liens, Municipal Liens, and Association Super Liens. SitusAMC reviewed the title policies for all liens and/or judgments that were recorded before the recordation of the subject mortgage to determine if any identifiable liens and/or judgments were listed as an exception on schedule B of the applicable title policies.

(9) Disclaimer

Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions,

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regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”). Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, underwriters, and other third parties upon which SitusAMC is relying in reaching such results. Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report. In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued.

Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC, and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan. The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice. The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of DBRS, Inc. (“DBRS”), Fitch Ratings, Inc. (“Fitch”), Kroll Bond Rating Agency, LLC. (“KBRA”), and Moody’s Investors Service, Inc. (“Moody’s”).

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OVERALL REVIEW RESULTS SUMMARY

FOR APPLICATION DATES BEFORE JANUARY 10, 2014 (41 Mortgage Loans)

There were forty-one (41) mortgage loans in the securitization population reviewed by AMC. After all documents were presented, under the applicable NRSRO grading criteria, all forty-one (41) loans had an Overall Review “B” grade or higher.

Exception Type	Final Exception Rating	Exception Category	Total

Compliance	B	TILA	46
		Missing Application Date	26
		RESPA	17
		State Defect	15
		Missing, Incorrect, or Incomplete GFE	5
		FACTA	4
		Misc. State Level	3
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	3
		Missing, Incorrect, or Incomplete Final TIL	2
		State Late Charge	2
		Missing Required Data (other than HUD-1 or Note)	1
		Missing Non-Required Data	1
		Final TIL Estimated	1
		Total Compliance Grade (B) Exceptions:	126
Total Compliance Exceptions:			126
Grand Total:			126

COMPLIANCE RESULTS SUMMARY

Of the forty-one (41) loans reviewed, all forty-one (41) had a Compliance Review “B” grade or higher.

Final Grade	# of Loans	% of Loans
A	7	17.07%
B	34	82.93%
C	0	0.00%
D	0	0.00%

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the forty-one (41) loans mortgage loans reviewed, forty (40) loans (97.56%) mortgage loans had tape discrepancies across thirty-two (32) unique data fields. The most common tape discrepancies were Margin, Index Type and Note Date.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
# of Units	0	29	0.00%	41
Appraised Value	0	2	0.00%	41
Borrower First Name	0	12	0.00%	41
Borrower Full Name	1	1	100.00%	41
Borrower Last Name	1	12	8.33%	41
Borrower SSN	0	4	0.00%	41
Broker	1	1	100.00%	41
City	2	40	5.00%	41
Coborrower First Name	0	6	0.00%	41
Coborrower Last Name	1	6	16.67%	41
Coborrower SSN	0	2	0.00%	41
First Interest Rate Change Date	1	1	100.00%	41
First Payment Change Date	1	1	100.00%	41
First Payment Date	0	29	0.00%	41
Index Type	25	25	100.00%	41
Interest Only	2	8	25.00%	41
Interest Rate Change Frequency	1	1	100.00%	41
Interest Rate Life Cap	1	1	100.00%	41
Interest Rate Life Max	1	1	100.00%	41

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Interest Rate Life Min	1	1	100.00%	41
Lien Position	0	38	0.00%	41
LTV Valuation Value	0	12	0.00%	41
Margin	26	26	100.00%	41
Maturity Date	20	26	76.92%	41
Neg Am	1	4	25.00%	41
Next Interest Rate Change Date	1	1	100.00%	41
Next Payment Change Date	1	1	100.00%	41
Note Date	21	41	51.22%	41
Occupancy	2	39	5.13%	41
Original CLTV	2	26	7.69%	41
Original Interest Rate	11	40	27.50%	41
Original Loan Amount	0	41	0.00%	41
Original LTV	2	34	5.88%	41
Original P&I	3	9	33.33%	41
Original PITI	1	1	100.00%	41
Original Term	6	6	100.00%	41
Payment Change Frequency	1	1	100.00%	41
PMI Coverage %	0	1	0.00%	41
Property Type	11	40	27.50%	41
Purpose	0	41	0.00%	41
Refi Purpose	1	9	11.11%	41
Rounding Factor	1	1	100.00%	41
State	0	40	0.00%	41
Street	6	39	15.38%	41
Zip	1	40	2.50%	41
Total	157	740	21.22%	41

PAYMENT HISTORY REVIEW SUMMARY (39 Mortgage Loans)

A Payment History Review was conducted on thirty-nine (39) mortgage loans. All of the 39 Mortgage loans subjected to the Payment History Review had complete pay history strings. In total, 7 mortgage loans (17.95%) showed at last one delinquency within the look back period.

Category	# of Mortgage Loans	% of Mortgage Loans
No Delinquency, No Missing Data	32	82.05%
Delinquency, No Missing Data	7	17.95%
No Delinquency, At Least One Month Missing	0	0.00%
Delinquency, At Least One Month Missing	0	0.00%
Total	39	100.00%

COLLECTION COMMENT REVIEW SUMMARY (38 Mortgage Loans)

AMC conducted a Collection Comment Review on thirty-eight (38) mortgage loans. Of the mortgage loans subject to the collection comment review, all thirty-eight (38) mortgage loans (100%) triggered an EV1 or EV2 exception level and zero mortgage loans (0) triggered an EV3 exception level.

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Servicing Review Grade	Loan Count	% of Loans
1	35	92.11%
2	3	7.89%
Total	38	100.00%

SitusAMC TITLE REVIEW SUMMARY (41 Mortgage Loans)

As part of the due diligence services, the Client provided SitusAMC with identifying data on 41 mortgage loans. Based on the scope of review set forth herein, the critical findings are summarized as follows:

•	There are no potential issues concerning origination deed vesting.
•	Except with respect to 8 Association Liens across 1 mortgage loan file, no unresolved Super Position HOA Liens recorded after the subject mortgage which were entitled to limited or full lien priority over the subject mortgage were identified.
•	No unresolved Municipal Liens which had limited or full lien priority over the subject mortgage were located.
•	No unresolved Property Tax Liens which had limited or full lien priority over the subject mortgage were located.
•	Except with respect to 6 Prior Liens across 3 mortgage loan files which were recorded prior to the subject mortgage, all Prior Liens identified in our review have been resolved. With respect to the 6 Prior Liens across 3 mortgage loan files, all 6 Prior Liens were determined to be mitigated as the mortgage loan files contain a Title Policy on which there are no stated exceptions which explicitly preclude coverage.
•	Except with respect to 3 Prior Mortgages across 3 mortgage loan files which were recorded prior to the subject mortgage, all Prior Mortgages identified in our review have been resolved. With respect to the 3 Prior Mortgages across 3 mortgage loan files, 2 Prior Mortgages were determined to be mitigated as the mortgage loan files contain a Title Policy on which there are no stated exceptions which explicitly preclude coverage, and 1 Prior Mortgage could not be mitigated as the mortgage loan file contains a Title Policy on which there is a stated exception which explicitly precludes coverage.
•	As to any Miscellaneous Items of substance, the items in this category typically defy standard categorization or summarization and are individually detailed.

ADDITIONAL LOAN POPULATION SUMMARY*

*Tables may not add to 100% due to rounding.

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	6	14.63%	$1,176,700.00	7.90%
Adjustable	35	85.37%	$13,711,100.00	92.10%
Total	41	100.00%	$14,887,800.00	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	41	100.00%	$14,887,800.00	100.00%
Total	41	100.00%	$14,887,800.00	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Debt Consolidation	13	31.71%	$4,497,000.00	30.21%
Cash Out: Home Improvement/Renovation	2	4.88%	$1,555,000.00	10.44%
Cash Out: Other/Multi-purpose/Unknown Purpose	12	29.27%	$3,740,450.00	25.12%
First Time Home Purchase	3	7.32%	$555,400.00	3.73%

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Other-than-first-time Home Purchase	7	17.07%	$2,707,950.00	18.19%
Rate/Term Refinance - Borrower Initiated	4	9.76%	$1,832,000.00	12.31%
Total	41	100.00%	$14,887,800.00	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
241-360 Months	37	90.24%	$12,922,050.00	86.80%
361+ Months	4	9.76%	$1,965,750.00	13.20%
Total	41	100.00%	$14,887,800.00	100.00%

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	24	58.54%	$8,653,350.00	58.12%
Co-op	1	2.44%	$62,000.00	0.42%
Condo, Low Rise	2	4.88%	$796,000.00	5.35%
Condo, High Rise	1	2.44%	$170,000.00	1.14%
PUD	5	12.20%	$2,688,650.00	18.06%
Single-wide Manufactured Housing	1	2.44%	$64,500.00	0.43%
1 Family Attached	2	4.88%	$264,800.00	1.78%
2 Family	4	9.76%	$1,248,500.00	8.39%
4 Family	1	2.44%	$940,000.00	6.31%
Total	41	100.00%	$14,887,800.00	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Primary	30	73.17%	$11,223,300.00	75.39%
Investment	10	24.39%	$3,140,500.00	21.09%
Second Home	1	2.44%	$524,000.00	3.52%
Total	41	100.00%	$14,887,800.00	100.00%

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